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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): MAY 9, 2002



                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                001-13461                     76-0506313
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)



   950 ECHO LANE, SUITE 100
       HOUSTON, TEXAS                                             77024
(Address of principal executive offices)                        (Zip code)



       Registrant's telephone number, including area code: (713) 647-5700


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 9, 2002, the Audit Committee of the Board of Directors of Group 1 Automotive, Inc. (the "Company") and the Board of Directors of the Company approved engaging Ernst & Young LLP to serve as the Company's independent public accountants for 2002, replacing Arthur Andersen LLP ("Andersen") which had previously served as the Company's independent public accountants. The decision to change independent public accountants is not a reflection of Andersen's capabilities, commitment or quality of services to the Company. As independent public accountants, the Andersen team exhibited the highest degree of professionalism and quality service.

Andersen's reports on the Company's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the period from January 1, 2002 through May 9, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with Andersen's report; and during such period there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosure and requested Andersen to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company in the foregoing disclosure and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. EXHIBITS.

16.1 - Letter dated May 13, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

99.1     Press Release dated May 10, 2002.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GROUP 1 AUTOMOTIVE, INC.


Date: May 13, 2002                     By: /s/ SCOTT L. THOMPSON
                                           -------------------------------------
                                           Scott L. Thompson
                                           Executive Vice President, Chief
                                           Financial Officer and Treasurer




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                                  EXHIBIT INDEX


16.1 - Letter dated May 13, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

99.1     Press Release dated May 10, 2002.